HealthWarehouse℠

It's good for you.

June 2014

Safe Harbor Statement

This presentation may contain forward-looking statements regarding future events or the future financial and operational performance of HealthWarehouse.com. Words such as "targets," "expects," "believes," "anticipates," "intends," "may," "will," "plan," "continue," "forecast," "remains," "would," "should," "projected," "focus" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on current expectations, are not guarantees of future performance and involve assumptions, risks, and uncertainties. Actual performance may differ materially from those contained or implied in such forward-looking statements. Risks and uncertainties that could lead to such differences could include, among other things: effects of changes in the economy; changes in consumer spending; fluctuations in the stock market; changes affecting the Internet, online retailing and advertising; difficulties establishing our brand and building a critical mass of customers; the unpredictability of future revenues and expenses and potential fluctuations in revenues and operating results; risks related to business combinations and strategic alliances; possible tax liabilities relating to the collection of sales tax; consumer trends; the level of competition; seasonality; the timing and success of expansion efforts; changes in senior management; risks related to systems interruptions; possible governmental regulation; and the ability to management a growing business. Additional information regarding factors that potentially could affect our business, financial condition and operating results is included in our periodic filings with the SEC on our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements represent our views as of today and we expressly disclaim any intent or obligation to update any forward-looking statement.

Company Profile

- HEWA is a healthcare e-commerce company selling brand name and generic prescription drugs, and over-the-counter (OTC) medical products
- HEWA offers lower priced products with the convenience of at home ordering and delivery
- Company began operations 2007
- HQ in Florence, KY
- 25 FTEs
- Publicly traded (OTCQB:HEWA)
- Market Cap $4M

Investment Highlights

- Multi billion dollar growing cash market
- Fully developed technology for online and mobile
- Renewed focus on core business; Move to growth mode
- Large, growing insured and uninsured customer base
- First mover advantage
- Recurring and sticky Rx revenue model
- Partnership with largest independent PBM
- Strong and Increasing gross margins

Historical Income Statement

USD	2008	2009	2010	2011	2012	2013
Revenue	$1,270,527	$3,783,542	$5,691,765	$10,363,293	$11,081,429	$10,087,000
Gross Profit	$299,900	$1,148,284	$2,241,744	$4,517,768	$5,167,452	$4,982,978
Gross Margin (%)	23.6	30.4	39.4	44.6	46.6	49.4
Net Income	($667,301)	($2,439,502)	($3,691,674)	($5,712,199)	($5,574,775)	($5,289,000)

Our Business

- Online/Mail order pharmacy
- Healthcare e-commerce company
  - ➢ Brand name and generic prescription drugs
  - ➢ Over-the-counter (OTC) medical products



Call us: 1-800-748-7001
Fax us: 1-888-870-2808
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Customer Acquisition Sources

Individual

Search Engines

Google bing

YAHOO!

VIPPS — National Association Boards of Pharmacy

Social Media

facebook twitter

Group

Insurance / Employers

MedImpact

Primary Care Clinic Groups

AMG Medical Group

Qliance

MedLion

NPN Northwest Physicians Network

Customer Convenience

HealthWarehouse.com offers a quick delivery time from the company's headquarters, resulting in the convenience of at home ordering and delivery for the customer




Cincinnati, OH
ups
FedEx

80% of U.S. population reached in 2 days or less

Simplify Channel Distribution

Current Supply Chain

Manufacturer

Wholesaler

Distributor

Pharmacy

Customer

Cost paid by Customer, Employer, Insurance

HealthWarehouse Model

Manufacturer

HealthWarehouse™
It's good for you.

Customer

Savings to Customer, Employer, Insurance

Ordering and Fulfillment Technology

Front End Prescription Tracker: Proprietary system for customer to view Rx order, verification and delivery



PrescriptionTracker
It's good for you
Order Number: 100938563
Payment
Order Received
Verifying Prescription & Order
Filling Prescription
Pharmacist Final Check
Order Shipped
Order Delivered
1
2
3
4
5
6
How did we do?
Robert - Simvastatin 40mg Qty #180 Verified
MedImpact
Partners
Fax
Mail
Phone
E-Prescription
Prescription
Auto-match Rx with payment
Pharmacy Robots
Pharmacist Check
Fulfillment
Proprietary Cash Rx Technology

Ordering and Fulfillment Technology

Back End Pharmacy Queue: Proprietary system for navigating order from payment to shipping



Pharmacy Queue | Prescriptions | New Rx Forms | Fax History | Quality Assurance | Pharmacy Law | Reorder Reports

Search All Queues : Search

Show only non-archived orders

You can input MG Order#, Patient Name, Patient DOB (YYYY-MM-DD), CP Order#

Unverified | Verified | Transfers | Ready | Hold | Exceptions | Pending Exceptions | Archived

Show All Orders (not limited to 3 month(s))

Note : Below are orders within 3 months

Page 1 of 1 pages | View 50 per page | Total 10 records found

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Actions | Submit

	Order #	CP Order #	Created On	Patient Name	Region	Shipping Method	Marked Ready	Faxes
Any			From: To :				From: To :	
	101025494	412407	Feb 13, 2014 11:49:20 AM	[redacted]	New Hampshire	USPS Free	Mar 3, 2014 5:02:16 PM	RxFaxId163546
	101030930	416494	Feb 25, 2014 2:09:12 PM	[redacted]	New York	USPS Free	Mar 3, 2014 5:53:33 PM	RxFaxId165940
	101033794	418756	Mar 3, 2014 3:48:01 PM	[redacted]	Georgia	USPS Free	Mar 3, 2014 5:00:04 PM	
	101033795	418757	Mar 3, 2014 3:50:52 PM	[redacted]	New Jersey	USPS Free	Mar 3, 2014 5:00:05 PM	
	101033798	418760	Mar 3, 2014 3:52:05 PM	[redacted]	Pennsylvania	USPS Free	Mar 3, 2014 5:00:13 PM	
	101033804	418765	Mar 3, 2014 4:08:24 PM	[redacted]	Pennsylvania	USPS Free	Mar 3, 2014 5:15:08 PM	
	101033808	418768	Mar 3, 2014 4:16:18 PM	[redacted]	California	USPS Free	Mar 3, 2014 5:30:03 PM	
	101033809	418769	Mar 3, 2014 4:16:24 PM	[redacted]	Georgia	USPS Free	Mar 3, 2014 5:30:05 PM	
	101033815	418771	Mar 3, 2014 4:27:04 PM	[redacted]	Indiana	USPS Free	Mar 3, 2014 5:30:10 PM	
	101033819	418774	Mar 3, 2014 4:37:44 PM	[redacted]	Florida	USPS Priority	Mar 3, 2014 5:45:04 PM	

Proprietary Cash Rx Technology

Unique Positioning

- 1 of 35 VIPPS accredited pharmacies by NABP
- Only VIPPS accredited pharmacy selling online to customers in all 50 states & Washington D.C.
- Only VIPPS accredited pharmacy targeting $60-$80 billion cash market
- VIPPS accreditation allows for HealthWarehouse.com to attain an online marketing presence

VIPPS: Verified Internet Pharmacy Practice Sites
NABP: National Association of Boards of Pharmacy

Market Opportunity – "ObamaCare"

- Affordable Care Act increasing deductibles & copays by 34%[2]
- Nevada Silver State Exchange Bronze Plan increases
  - $6,000 deductible for an individual
  - $12,000 deductible for a family
- Market quickly moving from insurance to cash
- $80 billion cash prescription market by 2015[1]

nevada health link
connecting you to health insurance

AFFORDABLE CARE ACT
HealthCare.gov

[1] Cash market estimated at $20 billion at HealthWarehouse founding in 2007
[2] Source: HealthPocket.com

ACA Impact on Rx Consumer

Year	2007	2014	2015+
Consumer Profile	Uninsured	Insured	All
HealthWarehouse Customer	5% Insured	90% Insured	All
Income Level	Low	Middle	All Levels
Reason Shopping Online	No Alternative	Increasing copays	Convenience
Demand Driver	Price	Price & Convenience	Online & Mobile
Innovator	Big Box Chains	Grocery Chains	HealthWarehouse



Market Opportunity – Brand to Generic

$212 billion in brand prescriptions go generic 2009-2015


13.8
Prevacid®
Topamax®
Valtrex®
Adderall XR®
12.6
Effexor XR®
Flomax®
Aricept®
Cozaar®
Hyzaar®
Lovenox®
13.5
Lipitor®
Zyprexa®
Levaquin®
28.3
Plavix®
Seroquel®
Singulair®
Actos®
Tricor®
Lexapro®
Diovan®
Diovan HCT®
Lidoderm®
6.9
Propecia®
Tricor®
Cymbalta®
Aciphex®
13.8
Nasonex®
Nexium®
Celebrex®
Proair HFA®
9.8
Abilify®
2009
2010
2011
2012
2013
2014E
2015E

Once drug goes generic, cash price on HealthWarehouse typically cheaper than copay elsewhere

Source: HealthWarehouse

Market Opportunity - Consolidation

Brick & mortar retail pharmacy chain merging with wholesalers for increased margin & distribution

- Walgreens & Amerisource Bergen (May 2013)
- CVS & Cardinal Health (December 2013)
- Rite Aid & McKesson (February 2014)

Fewer customers, less leverage and margins for drug manufacturers; direct supply relationship opportunities for new partners like HealthWarehouse

Market Opportunity – Customer Acceptance

"I'm pretty new to using this company, but I am so happy with them! My medication was just ordered on Thursday by the doctor, and I received it today! Hope this love affair continues..." **-Sept 2013**

Joni P.

"I am very happy with your service and plan on using it for the rest of my life." **-Jan 2014**

Janie B.

"Hello, I just wanted you to know how impressed I am with your service. The speed of the delivery; the accuracy of the orders; and especially the unbeatable prices, all come together to form a picture of an extremely efficient organization. You are doing everything perfectly. I just hope you don't lose your touch! Thank you." **-Feb 2014**

Rick E.

"I have been using this company for five years and have never had any problems. Great low prices!" **-July 2013**

Judy B.

"So far I have had no problems with HealthWarehouse. I had my prescriptions transferred by Walgreens and they were filled and sent to my house quickly. The price was less than what I paid with my insurance." **-Nov 2013**

Sue Y.

"I received my pills today and I am very pleased with the prompt, professional service and using the next day shipping was a blessing as I was out of my pills. I will definitely be ordering from you again and will recommend your business to friends. Thanks again!" **-Nov 2013**

Jeff B.

Challenges and Setbacks

- By 2012, the company experienced difficulty managing growth, resulting in stress on systems and infrastructure
- Senior Debt Holders attempted to take over HEWA through a proxy fight in early 2013
  - Over $800K in extraordinary legal expenses to settle the proxy fight
- HEWA lost focus
  - Online ad spending dropped

Corporate Restructuring

In the Fall of 2013 HEWA restructured to refocus on profitability and reduce expenses:

- Discontinued over $2M in low margin wholesale business to focus on higher margin consumer cash pay business
- Reduced SG&A by 47%, FTEs from 50 to 27
- Reduced inventory by 37%

Results Begin to Show

Q4'2013

- Gross margin improved to 50% from 46%
- Net loss decreased to ($121,410) or 88% from ($995,589) in Q4 of 2012
- Adjusted EBITDAS was $168,210 representing an increase of $921,657 or 122% from ($753,447) in Q4 2012

Q1'2014

- Gross margin increased from 48.7% to 57.4%
- Net loss narrowed by 92.5%, to ($305,641) from ($4,078,366).
- HEWA reported positive adjusted EBITDAS of $57,801, vs. negative ($273,776) in the first quarter of 2013.

Renewed Focus on Core Business

	September 2013	January 2014	% Change
Inventory	$453,000	$285,000	-37%
Accounts Receivable	64 Days	44 Days	-30%
Full Time Employees	50	27	-46%
OTC Shipping Time	24 Days	2 Days	-92%
Blended Gross Margin	48%	56%	+16%

…47% SG&A reduction since September 2013

Strategic Partnership - MedImpact

- Largest Pharmacy Benefits Manager (PBM) with no pharmacy
- Serves 35 million lives; processes $2.8 billion Rx annually
- MedImpact Direct, reverse auction projected to process $500m Rx transactions annually
- MedImpact selected for Cash Rx business

Management

Lalit Dhadphale | *President & CEO*

Co-founded HealthWarehouse.com in August 2007 and launched the company's prescription drug business in 2008. Prior, co-founded Zengine, Inc. serving as V.P. of Product Development and later as Chief Operating Officer. Under his day-to-day leadership, Zengine grew from start-up to $30+ million in annualized sales, achieving profitability in its second quarter as a public company. Prior to co-founding Zengine, Mr. Dhadphale was a co-founder of Excite Japan, where he was involved with product development, internationalization and localization of web sites and Internet products. He produced the launch of both Excite Japan and Netscape Netcenter Japan. Prior, Mr. Dhadphale was International Business Development Manager for CNET, securing relationships throughout Asia and the Pacific Rim. Mr. Dhadphale received his BA degree from the University of Michigan, Ann Arbor in Japanese Language & Literature and Asian Studies.

Scott Yuhanick | *VP of Business Development*

Scott Yuhanick joined HealthWarehouse.com in January 2010, managing the customer support operations and leading business development. Previously from 2007 through 2010, Mr. Yuhanick was a Senior News Editor at Fox News serving on both the foreign and national desks. While at Fox News, he led the coverage on Health Care Reform for News Corporation. During this time he also managed newsgathering on Health Care Reform from the Washington, D.C. bureau, conducting interviews with federal legislators and policy makers. Before his time at News Corporation from 2005 through 2007, Scott held the position of Researcher for NBC News, MSNBC, and CNBC. Producing segments for Nightly News, Dateline, and the Investigative Unit for NBC. Mr. Yuhanick received his BS degree from New York University in History and Fine Arts.

Management

Marston Alfred | *VP of Product Development*

Marston joined HealthWarehouse.com in 2010. He is in charge of the customer facing and internal products at HealthWarehouse including the website, technical systems and partner integrations. Marston oversees the engineering, technical and design teams with a focus on simplicity and ease of use. His background spans back to the mid-90's when he focused on computer networking, systems administration and computer security. In the early 2000's he transitioned into computer engineering and product development. He has over a decade of experience in product development, web technology and information systems.

Board of Directors

Ambassador Ned L. Siegel

Ambassador Siegel was appointed by then President George W. Bush, as the U.S. Ambassador to the Commonwealth of the Bahamas from October 2007 to January 2009. He was also appointed by President Bush to serve under Ambassador John R. Bolton at the United Nations in New York, serving as the Senior Advisor to the U.S. Mission and as the United States representative to the 61st Session of the United Nations General Assembly. Prior to his ambassadorship, he was appointed to the Board of Directors of the Overseas Private Investment Corporation (OPIC). In addition to his public service, Ambassador Siegel has over 30 years of entrepreneurial successes. Presently, he is Chairman of the Board of The Siegel Group, a multi-disciplined international business management advisory firm specializing in infrastructure, real estate, ports, energy, utilities, technology and financial services. Ambassador Siegel serves on the Board of Directors and Advisory Boards of numerous public and private companies, and private equity groups.

Joseph Savarino

Since June 2010, Mr. Savarino has been a co- founder and Director of Carpeturn.com, Inc. which provides flooring materials and services to the multi-family housing industry, where customers have online and mobile access to schedule installations, manage budgets and track apartment histories. Mr. Savarino was engaged in select Internet and e-commerce consulting projects from 2002 through June 2010, and has prior experience in management, sales, business development and market research. Mr. Savarino was President and Chief Executive Officer of Zengine, Inc., from 1998 until its sale in 2002. Zengine was a public company that provided sell-side e-commerce software and services to customers in the United States and Japan.

Board of Directors

Youssef Benanni

Through January 30, 2012, Mr. Bennani was a Senior Managing Director in Kaufman Bros., L.P.'s Investment Banking department which he joined in 1995. His responsibilities ranged from public and private financing transactions to general financial advisory for mergers and acquisition, restructuring, acquisition financing and recapitalization. Prior to joining Kaufman Bros., L.P., Mr. Bennani was an investment banker at Barington Capital, L.P., where his primary industry focus was technology. Mr. Bennani received his MBA in international finance from New York University's Stern School of Business. He also received his Masters in computer science as well as a BS in mathematics and physics from the University of Pierre and Marie Curie in Paris.

Thank You!

HealthWarehouse℠

It's good for you.

7107 Industrial Rd
Florence, KY 41042
1-800-748-7001
www.HealthWarehouse.com